UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 16, 2003
                                                          -------------


                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       1-31565                 06-1377322
------------------------------   -------------------------   -------------------
(State or other jurisdiction      Commission File Number      (I.R.S. Employer
    of incorporation or                                      Identification No.)
       organization)




                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (516) 683-4100
                                                           -------------


                                 Not applicable
                              --------------------
          (Former name or former address, if changed since last report)





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                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Item 1.        Changes in Control of Registrant

               Not applicable.

Item 2.        Acquisition or Disposition of Assets

               Not applicable.

Item 3.        Bankruptcy or Receivership

               Not applicable.

Item 4.        Changes in Registrant's Certifying Accountant

               Not applicable.

Item 5.        Other Events

               Not applicable.

Item 6.        Resignations of Registrant's Directors

               Not applicable.

Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits

               (a) No financial statements of businesses acquired are required.

               (b) No pro forma financial information is required.

               (c) Attached as Exhibit 99.1 is New York Community Bancorp,
                   Inc.'s (the "Company") earnings release for the three and six months ended June 30, 2003, in which the Company updates its diluted GAAP earnings per share estimates for 2003, which exclude any impact of the Company's proposed merger with Roslyn Bancorp, Inc. ("Roslyn"), announced on
                   June 27, 2003. In addition, the release reiterates the Company's diluted GAAP earnings per share estimate for 2004, which reflects the proposed merger with Roslyn.

Item 8.       Change in Fiscal Year

              Not applicable.

Item 9.       Regulation FD Disclosure

              (This information is being provided under Item 12, "Results of Operations and Financial Condition" of this Form 8-K.) On July 16, 2003, the Company reported its earnings for the three and six months ended June 30, 2003, and updated its diluted GAAP earnings per share estimates for 2003, which exclude any impact of the proposed merger with Roslyn. In addition, the Company reiterated its diluted GAAP earnings per share estimate for 2004, which reflects the proposed merger with Roslyn, the projected downsizing of the securities portfolio by $3.5 billion following the merger, and the projected repurchase of five million shares of Company stock. Subject to shareholder and regulatory approval, the Company expects to complete the Roslyn merger in the fourth quarter of 2003. The Company's earnings release is attached as
              Exhibit 99.1.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision to the Code of Ethics

              Not applicable.

Item 11.      Temporary Suspension of Trading Under Registrant's Employee
              Benefit Plans

              Not applicable.

Item 12.      Results of Operations and Financial Condition

              Not applicable.

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


July 16, 2003                       NEW YORK COMMUNITY BANCORP, INC.
-------------
   Date


                                    /s/ Joseph R. Ficalora
                                    ---------------------------------------
                                    Joseph R. Ficalora
                                    President and Chief Executive Officer

                                  EXHIBIT INDEX



      99.1 Earnings release for the three and six months ended June 30, 2003, dated July 16, 2003, in which the Company updates its diluted GAAP earnings per share estimates for 2003, which exclude any impact of the Company's proposed merger with Roslyn, and reiterates the Company's diluted GAAP earnings per share estimate for 2004, which reflects the proposed merger.